SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                       April 22, 2003
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

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INFORMATION TO BE INCLUDED IN REPORT

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Hershey Foods Corporation under the Securities Act of 1933.

Item 9. Regulation FD Disclosure

On April 22, 2003, Hershey Foods Corporation (the “Corporation”) announced that John M. Pietruski has retired from the Corporation’s Board of Directors (“Board”), and Harriet Edelman and Marie J. Toulantis have been elected to the Board, effective April 22, 2003. A copy of the Corporation’s press release announcing Mr. Pietruski’s retirement is furnished herewith as Exhibit 99.1 and a copy of the Corporation’s press release announcing the election of Mmes. Edelman and Toulantis to the Board is furnished herewith as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 22, 2003

                 HERSHEY FOODS CORPORATION

By:   /s/Frank Cerminara
  Frank Cerminara
           Senior Vice President,
            Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Hershey Foods Corporation Press Release dated April 22, 2003 (John M. Pietruski retirement from Board of Directors)
99.2	Hershey Foods Corporation Press Release dated April 22, 2003 (Election to Board of Directors of Harriet Edelman and Marie J. Toulantis)

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